Oct. 01, 2019
T. Rowe Price Total Return Fund

Supplement to Prospectus Dated October 1, 2019, as supplemented

On or around November 30, 2020, the T. Rowe Price Institutional Core Plus Fund (“Institutional Fund”) is expected to reorganize into the T. Rowe Price Total Return Fund (“Fund”). In an effort to ensure that shareholders of the Institutional Fund will not experience higher fees as a result of the reorganization, effective September 1, 2020, T. Rowe Price has agreed to reduce the Fund’s I Class’ existing limit on operating expenses from 0.05% to 0.02% of the I Class’ average daily net assets and to implement an indefinite limitation on the I Class’ total expense ratio. These changes do not impact the Investor Class or Advisor Class.

Accordingly, effective September 1, 2020, the information pertaining to the I Class that appears in the tables under “Fees and Expenses” beginning on page 2 of the Fund’s prospectus is revised as follows:

Fees and Expenses of the Fund

I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%
Distribution and service (12b-1) fees	—
Other expenses	0.43 [a]
Total annual fund operating expenses	0.80
Fee waiver/expense reimbursement	(0.41)[a,b]
Total annual fund operating expenses after fee waiver/expense reimbursement	0.39 [a,b]

a T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.02% of the class’ average daily net assets. The agreement may only be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.02%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
I Class	$40	$211	$400	$948